UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2017

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 13, 2017, The Macerich Company, a Maryland corporation (the “Company”), issued a press release announcing that its Board of Directors has authorized the repurchase of up to $500 million of the Company’s outstanding common shares as market conditions and the Company’s liquidity warrant. The usage of this repurchase program is not anticipated to change the recently issued 2017 earnings guidance. Repurchases may be made through open market purchases, privately negotiated transactions, structured or derivative transactions, including accelerated stock repurchase transactions, or other methods of acquiring shares and pursuant to Rule 10b5-1, from time to time as permitted by securities laws and other legal requirements.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release, dated February 13, 2017, regarding the Company’s authorization to repurchase common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY (Registrant)

	By:	/s/ Thomas J. Leanse
Date: February 14, 2017		Thomas J. Leanse
Senior Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 13, 2017, regarding the Company’s authorization to repurchase common stock.